                                CURRENT REPORT
                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):      Commission File Number:
August 31, 2000                                                        0-20707


                      COLONIAL REALTY LIMITED PARTNERSHIP
            (Exact name of registrant as specified in its charter)


     Delaware                                               63-1098468
(State or other jurisdiction                               (IRS Employer
     of incorporation)                                 Identification Number)


2101 Sixth Avenue North
       Suite 750
    Birmingham, Alabama                                          35202
(Address of principal executive offices)                       (Zip Code)

              Registrant's telephone number, including area code:
                                (205) 250-8700

         (Former name or former address, if changed since last report)

                                Not applicable

                      COLONIAL REALTY LIMITED PARTNERSHIP

Item 5 - Other Events

Attached as Exhibits to this form are the documents listed below:

     Exhibit                  Document
     -------                  --------

        A Form of Distribution Agreement by and among Colonial Realty Limited Partnership, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc One Capital Markets, Inc., Bear, Stearns & Co. Inc., Goldman Sachs & Co., PNC Capital Markets, Inc., Salomon Smith Barney Inc., Wachovia Securities, Inc., with the attached Administrative Procedures.

        B Form of Officers' Certificate evidencing the terms of the Fixed Rate Notes and the Floating Rate Notes to be provided to Bankers Trust Company (the "Trustee") pursuant to Section 301 of the Indenture dated July 22, 1996 between Colonial Realty Limited Partnership and Bankers Trust Company, as supplemented by the First Supplemental Indenture, dated as of December 31, 1998 (the "Indenture"), with the attached Forms of Note.

        C Consolidated and Combined Calculation of Ratio of Earnings to Fixed Charges for the six months ended June 30, 2000 and the years ended December 31, 1999, 1998, 1997, 1996 and 1995 for Colonial
                              Realty Limited Partnership and Predecessor
                              Business (amending and superseding Exhibit 12 to Registration Statement No. 333-37922).

                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         COLONIAL REALTY LIMITED
                               PARTNERSHIP

                                   By:  Colonial Properties Trust
                                        its general partner

Date:  August 31, 2000             By:  /s/ Howard B. Nelson, Jr.
                                        -------------------------
                                        Howard B. Nelson, Jr.
                                        Chief Financial Officer


                              EXHIBIT INDEX
                              -------------

Exhibit                            Description                             Page
-------                            -----------                             ----

  A                                Form of Distribution Agreement by and
                                   among Colonial Realty Limited
                                   Partnership, Merrill Lynch & Co.,
                                   Merrill Lynch, Pierce, Fenner & smith
                                   Incorporated, Banc One Capital Markets,
                                   Inc., Bear, Stearns & Co. Inc., Goldman
                                   Sachs & Co., PNC Capital Markets, Inc.,
                                   Salomon Smith Barney Inc., Wachovia
                                   Securities, Inc., with the attached
                                   Administrative Procedures.

  B                                Form of Officers' Certificate
                                   evidencing the terms of the Fixed
                                   Rate Notes and the Floating Rate
                                   Notes to be provided to Bankers
                                   Trust Company (the "Trustee") pursuant
                                   to Section 301 of the Indenture
                                   dated July 22, 1996 between
                                   Colonial Realty Limited Partnership
                                   and Bankers Trust Company, as supplemented by the First Supplemental Indenture, dated as of December 31, 1998 (the "Indenture"), with the attached forms of Note.

  C                                Consolidated and Combined Calculation
                                   of Ratio of Earnings to Fixed Charges
                                   for the six months ended June 30,
                                   2000 and the years ended December 31,
                                   1999, 1998, 1997, 1996 and 1995 for Colonial
                                   Realty Limited Partnership and Predecessor
                                   Business (amending and superseding Exhibit
                                   12 to Registration Statement No. 333-37922).